UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 West 78th Street, Suite 520, Minneapolis, Minnesota		55435
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02.    Results of Operations and Financial Condition.

(a) On April 13, 2017, Apogee Enterprises, Inc. (the” Company”) issued a press release announcing its fourth quarter and full year results for fiscal 2017. On June 22, 2017, the Company issued a press release announcing its first quarter fiscal 2018 results and full year fiscal 2018 forecast (“Q1FY18 Release”). In its Q1FY18 Release, the Company provided non-GAAP financial measures of adjusted earnings, adjusted earnings per diluted share, adjusted operating income, and adjusted operating margin for the quarterly periods covered by that release. The Company’s adjusted fiscal 2018 first-quarter non-GAAP financial measures excluded certain costs related to the Company’s acquisition of Sotawall, Inc. (“Sotawall”), which closed during the fourth quarter of the Company’s fiscal 2017, and of EFCO Corporation (“EFCO”), which closed during the second quarter of the Company’s fiscal 2018.

The Company uses these adjusted measures to provide meaningful supplemental information about its operating performance because they exclude amounts that management does not consider part of the Company’s core operating results when management is assessing performance. Management believes that these adjusted measures improve comparability of results from period-to-period. Items excluded to arrive at these adjusted measures include the impact of acquisition-related costs and amortization of short-lived acquired intangibles associated with backlog related to the recent Sotawall and EFCO acquisitions. These non-GAAP measures should be viewed in addition to, and not as an alternative to, the reported financial results of the Company prepared in accordance with GAAP. Other companies may calculate these measures differently, limiting the usefulness of the measures for comparison with other companies.

In order to enable investors easily to compare quarterly results for the completed fiscal 2017 to those set forth in the Q1FY18 Release, the Company has included in this Current Report on Form 8-K tables that provide comparable quarterly and annual adjusted earnings, adjusted earnings per diluted share, adjusted operating income, and adjusted operating margin for each quarter of fiscal 2017. These tables are being furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Summary of Adjusted Operating Income and Operating Margin; Summary of Adjusted Earnings and Adjusted Earnings per Diluted Share

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Executive Vice President and Chief Financial Officer

Date: July 7, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Summary of Adjusted Operating Income and Operating Margin; Summary of Adjusted Earnings and Adjusted Earnings per Diluted Share.

4